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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):             December 30, 1999
                                                              (December 2, 1999)


                              TEAM FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Kansas                       000-26335               48-1017164
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                            8 West Peoria, Suite 200
                              Paola, Kansas 66071
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (913) 294-9667
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


    (c) Exhibits.

        2.1 Pursuant to this amendment of Form 8-K, Registrant hereby files its Acquisition Agreement and Plan of Merger dated October 1, 1999 among Team Financial, Inc., Team Financial Acquisition Subsidiary, Inc. and ComBankshares, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM FINANCIAL, INC.



Date:  December 30, 1999                 By: /s/ MICHAEL L. GIBSON
                                             -----------------------------------
                                             Michael L. Gibson,
                                             President - Acquisitions and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT
  NO.                          DESCRIPTION
-------                        -----------
  2.1                       Pursuant to this amendment of Form 8-K, Registrant hereby files its Acquisition Agreement and Plan of Merger dated October 1, 1999 among Team Financial, Inc., Team Financial Acquisition Subsidiary,
                            Inc. and ComBankshares, Inc.